UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2023

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in our charter)

Delaware	001-41160	87-2147982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 School Street, 2nd Floor Boston, MA	02108
(Address of Principal Executive Offices)	(Zip Code)

(401) 426-4664

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 17, 2023, we received a letter from the Nasdaq Listing Qualifications staff (“Staff”), dated July 14, 2023, notifying us that a Nasdaq Hearing Panel confirmed that the Company had regained compliance with the minimum $2.5 million stockholders’ equity requirement for continued listing on the Nasdaq Capital Market (“Equity Rule”), as required by the Panel. Pursuant to Listing Rule 5815(d)(4)(B), the Panel imposed a Mandatory Panel Monitor for a period of one year or until July 14, 2024, which would require Staff to issue a Delist Determination Letter, in the event that the Company fails to maintain compliance with the Equity Rule.

On October 27, 2023, we received a notification from Staff that it has determined that the bid price of our Common Stock has closed at less than $1 per share over the previous 30 consecutive business days, and did not comply with Listing Rule 5550(a)(2). As a result, our Common Stock will be delisted from The Nasdaq Capital Market. We have appealed such determination by requesting a hearing. The hearing has been scheduled for February 1, 2024 before a Nasdaq Hearing Panel (the “Panel Hearing”).

On November 16, 2023, we received a letter from Staff notifying us that the Company’s stockholders’ equity, as reported in its Quarterly Report on Form 10-Q for the period ended September 30, 2023 (the “Form 10-Q”), did not satisfy the continued listing requirement under Listing Rule 5550(b)(1) for The Nasdaq Capital Market, which requires that a listed company’s stockholders’ equity be at least $2.5 million. As reported on the Form 10-Q, the Company’s stockholders’ equity as of September 30, 2023 was ($3,379,000). Pursuant to the Staff letter , the Company is not eligible for a 180-calendar day compliance period. Pursuant to Listing Rule 5810(d), the Company will present its views with respect to this additional deficiency at the Panel Hearing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

	By:	/s/ James G. Cullem
James G. Cullem
Chief Executive Officer

Dated: November 17, 2023

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